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                                                                  EXHIBIT 10.4.2

 AMENDMENT TO THE MISCELLANEOUS RIGHTS AGREEMENT EXECUTED IN CONNECTION WITH SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

               AMENDMENT No. 2 dated as of January 20, 1998 to the Miscellaneous Rights Agreement dated as of March 20, 1996, as amended by Amendment No. 1 thereto dated as of July 25, 1997 (the "Existing Agreement") by and among Irvine Apartment Communities, Inc. (the "Company"), Irvine Apartment Communities, L.P. (the "Operating Partnership") and The Irvine Company ("The Irvine Company").

                              W I T N E S S E T H:

               WHEREAS, concurrently with the execution and delivery hereof, the Partnership Agreement is being amended and restated in its entirety to, among other things, provide for the issuance by the Partnership of Preferred Limited Partner Interests (as defined therein) in series; and

               WHEREAS, the execution and delivery of this Amendment No. 2 by the Company and the Operating Partnership has been approved by resolutions duly adopted by the Board of Directors of the Company and by the Independent Directors Committee of such Board.

               NOW, THEREFORE, the parties hereto agree as follows:

        Section 1. The parties acknowledge and agree that all references in the Existing Agreement (i) to the Partnership Agreement shall mean the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of January 20, 1998, as the same may be amended, modified or restated from time to time and (ii) to "limited partnership interests" or "L.P. Units" shall mean the Common Limited Partner Interests as defined in such Second Amended and Restated Agreement of Limited Partnership.

          Section 2. Except as amended by this Amendment No. 2, the provisions of the Existing Agreement are ratified, approved and confirmed and shall remain in full force and effect in accordance with its terms.

        Section 3. This Amendment No. 2 shall become effective when signed by the parties to the Existing Agreement.

        Section 4. This Amendment No. 2 shall be construed and enforced in accordance with and governed by the laws of the State of Maryland, without regard to the choice of law provisions thereof.



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        Section 5. This Amendment No. 2 may be executed in counterparts, all of which shall constitute one agreement binding on all parties hereto, notwithstanding that all such parties are not signatories to the original or same counterpart.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the date and year first written above.


                             IRVINE APARTMENT COMMUNITIES, INC.



                             By:
                                ----------------------------------------
                                Name:  James E. Mead
                                Title: Senior Vice President and
                                       Chief Financial Officer

                             IRVINE APARTMENT COMMUNITIES, L.P.

                             By: Irvine Apartment Communities, Inc.,
                                 General Partner


                             By:
                                ----------------------------------------
                               Name:  James E. Mead
                               Title: Senior Vice President and
                                      Chief Financial Officer


                             THE IRVINE COMPANY



                             By:
                                ----------------------------------------
                                 Name:
                                 Title:


                             By:
                                ----------------------------------------
                                 Name:
                                 Title:



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